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                                                                    Exhibit 10.4



                            _________________, 1998


St. Francis Capital Corporation
13400 Bishops Lane, Suite 350
Brookfield, Wisconsin 53005-6203


Gentlemen:

         I have been advised that I may be deemed an "affiliate" of Reliance Bancshares, Inc., a Wisconsin corporation (the "Company"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations of the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act"), and may be deemed an "affiliate" of the Company at the time of the merger (the "Merger") of the Company with and into St. Francis Capital Corporation, a Wisconsin corporation (the "Acquiror"), in accordance with the Agreement and Plan of Reorganization, dated _____________, 1998, by and between the Company and the Acquiror (the "Agreement"). Pursuant to the terms of the Merger, I may elect to receive shares of Acquiror common stock, $0.01 par value per share ("Acquiror Common Stock") in exchange for each share of Company common stock, $1.00 par value per share ("Company Common Stock") held by me.

         I represent, warrant and covenant to Acquiror that in the event I acquire any shares of Acquiror Common Stock as a result of the Merger:

         1. I agree that I will not make any sale, transfer or other disposition of such shares of Acquiror Common Stock in violation of the Securities Act or the Rules and Regulations promulgated thereunder by the SEC.

         2. I have carefully read this letter and the Agreement, and discussed the requirements relating to, and other applicable limitations upon, the sale, transfer or other disposition of shares of Acquiror Common Stock acquired by me as a result of the Merger to the extent I felt necessary with my counsel or counsel for the Company.

         3. I have been advised that the shares of Acquiror Common Stock to be issued pursuant to the Merger have been registered under the Securities Act by the Acquiror through the filing of a Registration Statement on Form S-4 with the SEC and that such registration does not apply to any distribution by me of shares of Acquiror Common Stock received by me in the Merger. I also have been advised that, since at the Effective Time of the Merger (as defined in Section 1.02 of the Agreement), I may be deemed to have been an "affiliate" of the Company, any offering or sale by me of any of the shares of Acquiror Common Stock acquired in the Merger will, under current law, require either (i) further registration under the Securities Act of the shares of Acquiror Common Stock to be sold; (ii) compliance with the volume and other applicable limitations of paragraph (d) of Rule 145 (which incorporates by reference paragraphs (c), (e), (f) and (g) of Rule 144) promulgated under the Securities Act; or (iii) the availability of some other exemption from registration with respect to any such proposed sale, transfer or other disposition by me which shall include, in the case of a distribution under some other exemption from registration, an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to counsel for Acquiror, or a "no-action" letter obtained by me from the staff of the SEC, that such exemption is available. In addition, I have been advised that any transferee in a private offering or other similar disposition will be subject to the same limitations as those imposed on me. With respect to a transfer under (ii) above, I understand that unless you have a reasonable basis for believing to the contrary, such transfer will be viewed by you as in conformity with Rule 145 upon my delivery to you or your transfer agent of a broker's letter in customary form stating that the requirements of Rule 145(d)(1) have been met.

         4. I understand that Acquiror is under no obligation to register shares of Acquiror Common Stock that I may wish to sell, transfer or otherwise dispose of or to take any other action necessary in order to make compliance with an exemption from registration available.
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St. Francis Capital Corporation
__________________, 1998
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         5.      I also understand that if I rely on the exemption from the registration provisions contained in Section 4 of the Securities Act (other than as provided in Rules 144 or 145), I will obtain and deliver to Acquiror a copy of a letter from any prospective transferee which will contain (a) representations reasonably satisfactory to Acquiror as to the nondistributive intent, sophistication, ability to bear risk and access to information of such transferee; (b) an acknowledgement of the restrictions on transfer of the Acquiror Common Stock proposed for transfer; and (c) an assumption of the obligations of the undersigned under this paragraph 5.

         6. I also understand that to enforce the foregoing commitments, stop transfer instructions will be given to Acquiror's transfer agent with respect to the Acquiror Common Stock and there will be placed on the certificates representing shares of Acquiror Common Stock issued to me in the Merger, or any substitutions therefor, a legend stating in substance:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145, PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE ONLY MAY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED ______________, 1998, BETWEEN THE REGISTERED HOLDER HEREOF AND ST. FRANCIS CAPITAL CORPORATION, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF ST. FRANCIS CAPITAL CORPORATION.

         I also understand that unless the transfer by me of shares of Acquiror Common Stock which I have acquired in the Merger has been registered under the Securities Act or in a sale in conformity with the provisions of Rule 145, Acquiror reserves the right to put the following legend on the certificates issued to my transferee:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), APPLIES. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE ACT AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT."

         It is understood and agreed the legend(s) set forth in this paragraph shall be removed by the delivery of substitute certificates without such legend if such legend is not required for purposes of the Securities Act. It is understood and agreed that such legend(s) and the stop orders referred to in this Paragraph 6 will be removed if (i) one year shall have elapsed from the date the undersigned acquired the shares of Acquiror Common Stock in the Merger and the provisions of Rule 145(d)(2) are then available to the undersigned,
(ii) two years shall have elapsed from the date the undersigned has acquired the shares of Acquiror Common Stock in the Merger and the provisions of Rule 145(d)(3) are then available to the undersigned, or (iii) Acquiror has received either an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to Acquiror, or a "no-action" letter obtained by the undersigned from the staff of the SEC, to the effect that the restrictions imposed by Rule 145 under the Securities Act no longer apply to the undersigned.

                                        Very truly yours,

                                        -----------------------------------
                                        Signature


                                        -----------------------------------
                                        Print Name

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St. Francis Capital Corporation
__________________, 1998
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Accepted and agreed to as of
the date first above written.

ST. FRANCIS CAPITAL CORPORATION


By:
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       William R. Hotz, Secretary